UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2013

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On June 12, 2013, KBS Strategic Opportunity REIT, Inc. (the “Company”), through an indirect wholly owned subsidiary, acquired an office property containing a total of six buildings and 612,890 rentable square feet located on approximately 43.7 acres of land in Westminster, Colorado (the “Westmoor Center”). The Company hereby amends the Form 8-K dated June 7, 2013 to provide the required financial information related to its acquisition of the Westmoor Center.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Westmoor Center

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2012 and the Three Months Ended March 31, 2013 (unaudited)	F-2
	Notes to Statements of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2012 and the Three Months Ended March 31, 2013 (unaudited)	F-3

(b)	Pro Forma Financial Information

KBS Strategic Opportunity REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of March 31, 2013	F-6
	Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2013	F-8
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2012	F-10

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: July 25, 2013	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Strategic Opportunity REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Westmoor Center for the year ended December 31, 2012, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Westmoor Center for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Westmoor Center’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Irvine, California
July 25, 2013

WESTMOOR CENTER
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Three Months Ended March 31, 2013	Year Ended December 31, 2012
	(unaudited)
Revenues:
Rental income	$1,569	$6,439
Tenant reimbursements and other revenue	1,418	4,699
Total revenues	2,987	11,138
Expenses:
Real estate taxes and insurance	543	2,182
Utilities	362	1,436
Repairs and maintenance	422	1,241
General and administrative	123	507
Cleaning	122	466
Total expenses	1,572	5,832
Revenues over certain operating expenses	$1,415	$5,306
See accompanying notes.

WESTMOOR CENTER
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2012
and the Three Months Ended March 31, 2013 (unaudited)

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On June 12, 2013, KBS Strategic Opportunity REIT, Inc. (“KBS SOR”), through an indirect wholly owned subsidiary, acquired an office property containing a total of six buildings and 612,890 rentable square feet located on approximately 43.7 acres of land in Westminster, Colorado (the “Westmoor Center”) from SP4 Westmoor, LP (the “Seller”). The Seller is not affiliated with KBS SOR or KBS Capital Advisors LLC, KBS SOR’s external advisor. The purchase price (net of closing credits) of the Westmoor Center was $84.2 million plus closing costs.
KBS SOR is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate-related loans, opportunistic real estate, real estate-related debt securities and other real estate-related investments.

2.	BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Westmoor Center is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS SOR expects to incur in the future operations of the Westmoor Center. Excluded items include interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of the Westmoor Center.
The accompanying unaudited statement of revenues over certain operating expenses for the three months ended March 31, 2013 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the three months ended March 31, 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Westmoor Center was acquired from an unaffiliated party and (ii) based on due diligence of the Westmoor Center by KBS SOR, management is not aware of any material factors relating to the Westmoor Center that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent decreased rental revenue by $0.3 million and $0.1 million for the year ended December 31, 2012 and the three months ended March 31, 2013 (unaudited), respectively.
Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principals, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.

WESTMOOR CENTER
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2012
and the Three Months Ended March 31, 2013 (unaudited)

4.	DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2012, the Westmoor Center was 89% leased by 23 tenants, primarily on a triple-net lease basis whereby tenants are responsible for paying their portion of operating expenses including real estate taxes, utilities and other operating expenses. For the year ended December 31, 2012, the Westmoor Center earned approximately 22% of its rental income from a tenant providing business services to the mortgage industry, approximately 13% of its rental income from a tenant in the technology industry and approximately 12% of its rental income from a tenant in the aerospace industry. As of December 31, 2012, the tenant providing business services to the mortgage industry occupied 69,795 rentable square feet, or approximately 11% of the total rentable square feet. Its lease expires on March 31, 2018, with a five-year extension option. The tenant also has a one-time option to terminate its lease with respect to its entire leased premises anytime after January 1, 2015, subject to a termination fee. The tenant in the technology industry occupied 97,922 rentable square feet, or approximately 16% of the total rentable square feet as of December 31, 2012. The tenant’s lease expired on May 31, 2013. The tenant in the aerospace industry occupied 62,933 rentable square feet, or approximately 10% of the total rentable square feet. Its lease expires on September 30, 2016, with a five-year extension option. The tenant also has a one-time option to terminate its lease with respect to its entire leased premises effective September 30, 2014, subject to a termination fee.
No other tenant leases represented more than 10% of rental income for the year ended December 31, 2012.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2012, the future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 were as follows (in thousands):

2013	$6,563
2014	6,650
2015	6,213
2016	4,722
2017	3,140
Thereafter	2,343
$29,631

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased or is leased at a lower rental rate, the total amount of future minimum rent received by the Westmoor Center will be reduced.
Environmental
The Westmoor Center is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the Westmoor Center’s financial condition and results of operations as of December 31, 2012.

7.	SUBSEQUENT EVENTS
KBS SOR evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on July 25, 2013.

KBS STRATEGIC OPPORTUNITY REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheet of KBS Strategic Opportunity REIT, Inc. (“KBS SOR”) as of December 31, 2012 and March 31, 2013, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for the year ended December 31, 2012 and for the three months ended March 31, 2013, and the notes thereto. The consolidated financial statements of KBS SOR as of and for the year ended December 31, 2012 and the consolidated financial statements as of and for the three months ended March 31, 2013 have been included in KBS SOR’s prior filings with the Securities and Exchange Commission (the “SEC”). In addition, this pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and notes thereto of the Austin Suburban Portfolio, which have been filed with the SEC on May 10, 2013 and the statements of revenues over certain operating expenses and the notes thereto of the Westmoor Center, which is included herein.
The unaudited pro forma balance sheet as of March 31, 2013 has been prepared to give effect to the acquisition of the Westmoor Center as if the acquisition occurred on March 31, 2013.
The unaudited pro forma statement of operations for the three months ended March 31, 2013 and for the year ended December 31, 2012 have been prepared to give effect to the acquisitions of (i) the Austin Suburban Portfolio and (ii) the Westmoor Center as if these acquisitions occurred on January 1, 2012.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Austin Suburban Portfolio and the Westmoor Center been consummated as of January 1, 2012. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2013
(in thousands, except share and per share amounts)

		Pro Forma Adjustments		Pro Forma Total
	KBS Strategic Opportunity REIT Historical (a)	Westmoor Center (b)
Assets
Real estate held for investment, net	$389,100	$83,568	(c)	$472,668
Real estate loans receivable, net	94,412	—		94,412
Real estate securities	3,012	—		3,012
Total real estate and real estate-related investments, net	486,524	83,568		570,092
Cash and cash equivalents	75,793	(63,294)		12,499
Investment in unconsolidated joint venture	7,882	—		7,882
Rents and other receivables, net	4,061	—		4,061
Above-market leases, net	2,579	781	(c)	3,360
Prepaid expenses and other assets	5,656	—		5,656
Total assets	$582,495	$21,055		$603,550
Liabilities and equity
Notes payable	$73,346	$22,000		$95,346
Accounts payable and accrued liabilities	6,700	—		6,700
Distributions payable	3,576	—		3,576
Below-market leases, net	3,251	102	(c)	3,353
Security deposits and other liabilities	4,169	—		4,169
Total liabilities	91,042	22,102		113,144
Commitments and contingencies
Redeemable common stock	9,551	—		9,551
Equity
KBS Strategic Opportunity REIT, Inc. stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 58,117,219 shares issued and outstanding	581	—		581
Additional paid-in capital	505,844	—		505,844
Cumulative distributions and net losses	(40,780)	(1,047)	(d)	(41,827)
Accumulated other comprehensive loss	(7)	—		(7)
Total KBS Strategic Opportunity REIT, Inc. stockholders’ equity	465,638	(1,047)		464,591
Noncontrolling interests	16,264	—		16,264
Total equity	481,902	(1,047)		480,855
Total liabilities and equity	$582,495	$21,055		$603,550

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2013

(a)	Historical financial information derived from KBS SOR’s Quarterly Report on Form 10-Q as of March 31, 2013.

(b)
Represents the acquisition of the Westmoor Center. The purchase price (net of closing credits) of the Westmoor Center was $84.2 million plus closing costs. This amount was funded from cash available from proceeds, net of offering costs, from KBS SOR’s initial public offering and debt financing.

(c)
KBS SOR determined the cost of tangible assets, identifiable intangible assets and assumed liabilities (consisting of above and below‑market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change.

(d)	Represents direct and incremental acquisition costs related to the Westmoor Center which are not reflected in KBS SOR’s historical balance sheet.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2013
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Strategic Opportunity REIT Historical (a)	Austin Suburban Portfolio		Westmoor Center		Pro Forma Total
Revenues:
Rental income	$8,138	$1,328	(b)	$1,543	(b)	$11,009
Tenant reimbursements	968	975	(c)	1,383	(c)	3,326
Interest income from real estate loans receivable	1,529	—		—		1,529
Interest income from real estate securities	35	—		—		35
Other operating income	300	—		35	(d)	335
Total revenues	10,970	2,303		2,961		16,234
Expenses:
Operating, maintenance, and management	3,733	900	(e)	1,029	(e)	5,662
Real estate taxes and insurance	1,493	365	(f)	543	(f)	2,401
Asset management fees to affiliate	764	136	(g)	160	(g)	1,060
Real estate acquisition fees and expenses	273	(273)	(h)	—		—
Real estate acquisition fees to affiliate	758	(758)	(h)	—		—
General and administrative expenses	822	—		—		822
Depreciation and amortization	4,585	998	(i)	1,109	(i)	6,692
Interest expense	736	—		—		736
Total expenses	13,164	1,368		2,841		17,373
Other income:
Other interest income	30	—		—		30
Total other income	30	—		—		30
Income (loss) from continuing operations	(2,164)	935		120		(1,109)
Discontinued operations:
Gain on sale of real estate, net	4,225	—		—		4,225
Loss from discontinued operations	(320)	—		—		(320)
Total income from discontinued operations	3,905	—		—		3,905
Net income (loss)	1,741	935		120		2,796
Net income attributable to noncontrolling interests	(330)	—		—		(330)
Net income (loss) attributable to common stockholders	$1,411	$935		$120		$2,466
Basic and diluted income (loss) per common share:
Continuing operations	$(0.04)					$(0.03)
Discontinued operations	0.06					0.07
Net income per common share	$0.02					$0.04
Weighted-average number of common shares outstanding, basic and diluted	58,125,081					58,117,219	(j)

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2013

(a)	Historical financial information derived from KBS SOR’s Quarterly Report on Form 10-Q for the three months ended March 31, 2013.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS SOR), including amortization of above‑market lease assets and below-market lease liabilities, for the three months ended March 31, 2013. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2012. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2013, based on historical operations of the previous owners.

(d)
Represents other operating income from tenants (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2013, based on historical operations of the previous owners.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2013, based on historical operations of the previous owners.

(f)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2013, based on historical operations of the previous owners.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2013 that would have been due to affiliates of KBS SOR had the asset been acquired on January 1, 2012. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR’s advisor equal to one-twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS SOR’s advisor.

(h)	Represents adjustments to eliminate non-recurring acquisition fees and expenses related to the specific real estate investment which are reflected in KBS SOR’s historical statement of operations.

(i)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of KBS SOR) for the three months ended March 31, 2013. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or the expected useful life. Amortization expense on lease intangible costs is recognized using the straight‑line method over the life of the lease, including any below-market renewal periods.

(j)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS SOR’s initial public offering were used to complete the acquisition and were raised as of January 1, 2012 based on a gross offering price of $10.00 per share.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Strategic Opportunity REIT Historical (a)	Austin Suburban Portfolio		Westmoor Center		Pro Forma Total
Revenues:
Rental income	$14,704	$5,544	(b)	$6,400	(b)	$26,648
Tenant reimbursements	1,690	3,711	(c)	4,603	(c)	10,004
Interest income from real estate loans receivable	1,708	—		—		1,708
Interest income from real estate securities	926	—		—		926
Other operating income	876	38	(d)	96	(d)	1,010
Total revenues	19,904	9,293		11,099		40,296
Expenses:
Operating, maintenance, and management	8,210	3,869	(e)	3,650	(e)	15,729
Real estate taxes and insurance	2,664	1,555	(f)	2,182	(f)	6,401
Asset management fees to affiliate	1,710	569	(g)	642	(g)	2,921
Real estate acquisition fees and expenses	1,345	—		—		1,345
Real estate acquisition fees to affiliate	2,206	—		—		2,206
General and administrative expenses	3,152	—		—		3,152
Depreciation and amortization	9,463	3,359	(h)	3,037	(h)	15,859
Interest expense	2,199	—		—		2,199
Total expenses	30,949	9,352		9,511		49,812
Other income:
Other interest income	97	—		—		97
Gain from extinguishment of debt	581	—		—		581
Income from unconsolidated joint venture	116	—		—		116
Gain on early payoff of real estate loan receivable	358	—		—		358
Gain on sale of real estate securities	214	—		—		214
Total other income	1,366	—		—		1,366
Income (loss) from continuing operations	(9,679)	(59)		1,588		(8,150)
Discontinued operations:
Gain on sale of real estate, net	593	—		—		593
Loss from discontinued operations	(1,009)	—		—		(1,009)
Total loss from discontinued operations	(416)	—		—		(416)
Net income (loss)	(10,095)	(59)		1,588		(8,566)
Net loss attributable to noncontrolling interests	333	—		—		333
Net income (loss) attributable to common stockholders	$(9,762)	$(59)		$1,588		$(8,233)
Basic and diluted loss per common share:
Continuing operations	$(0.27)					$(0.14)
Discontinued operations	(0.01)					(0.01)
Net loss per common share	$(0.28)					$(0.15)
Weighted-average number of common shares outstanding, basic and diluted	35,458,656					53,224,208	(i)

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

(a)	Historical financial information derived from KBS SOR’s Annual Report on Form 10-K for the year ended December 31, 2012.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS SOR), including amortization of above‑market lease assets and below-market lease liabilities, for the year ended December 31, 2012. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2012. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2012, based on historical operations of the previous owners.

(d)
Represents other operating income from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2012, based on historical operations of the previous owners.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2012, based on historical operations of the previous owners.

(f)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2012, based on historical operations of the previous owners.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2012 that would have been due to affiliates of KBS SOR had the asset been acquired on January 1, 2012. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR’s advisor equal to one-twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS SOR’s advisor.

(h)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2012. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or the expected useful life. Amortization expense on lease intangible costs is recognized using the straight‑line method over the life of the lease, including any below-market renewal periods.

(i)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS SOR’s initial public offering were used to complete the acquisition and were raised as of January 1, 2012 based on a gross offering price of $10.00 per share.